UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2012

GLOBAL EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 1500, Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On December 3, 2012, Global Eagle Acquisition Corp. (the “Company”) issued a press release announcing that Jeff Epstein, formerly the Executive Vice President and CFO of Oracle Corporation, and Jeff Leddy, the CEO of HUGHES Telematics, Inc., have agreed to join the Company’s Board of Directors as independent directors upon closing of the proposed business combination in which the Company will acquire Row 44, Inc., a Delaware corporation (“Row 44”), and 86% of the issued and outstanding shares of Advanced Inflight Alliance AG, a German corporation (“AIA”) (the “Business Combination”). The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The Company’s stockholders will vote on the election of Epstein and Leddy to the Board at the Company’s upcoming stockholder meeting, at which stockholders will vote on the proposal to approve the Business Combination and several related proposals.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information About the Business Combination and Where to Find It

The Company has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement in connection with the Business Combination and will mail a definitive proxy statement and other relevant documents to its stockholders.  The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and, once available, any amendments thereto and the definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination because the proxy statement will contain important information about the Company, Row 44, AIA, and the Business Combination. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at http://www.sec.gov or by directing a request to: Global Eagle Acquisition Corp., 10900 Wilshire Blvd., Suite 1500, Los Angeles, CA 90024.  Attn.: James A. Graf, Chief Financial Officer.

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011 and the Company’s preliminary proxy statement for the Business Combination, which have been filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
99.1*	Press release

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Eagle Acquisition Corp.

Dated: December 3, 2012	By:	/s/ James A. Graf
		Name:	James A. Graf
		Title:	Vice President

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press release

*	Furnished herewith.